Business developments and subsequent events	6 Months Ended
Jun. 30, 2011
Business developments and subsequent events
Business developments and subsequent events
Note 3 Business developments and subsequent events
Acquisitions and divestitures
On April 30, 2011, the Group completed the acquisition of ABN AMRO Bank’s (formerly Fortis Bank Nederland) PFS hedge fund administration business, a global leader in hedge fund administration services.

Subsequent events
In July 2011, the UK enacted a levy attributable to the UK operations of large banks on certain funding. The levy came into effect as of January 1, 2011 at a rate of 7.5 basis points for short-term liabilities and 3.75 basis points for long-term equity and liabilities. The Group currently estimates an expense of CHF 125 million from this levy in 2011 to be recognized in the second half of 2011.